Exhibit 99.2


                  List of Information Incorporated by Reference



1.       Definitive  Information  Statement on Schedule 14-C, filed on August 4,
         2004

2.       Quarterly Report on Form 10-Q filed on July 20, 2004

3.       Annual Report on Form 10-K filed on June 14, 2004